UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2006

Science Applications International Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-12771	95-3630868
(Commission File Number)	(I.R.S. Employer Identification No.)

10260 Campus Point Drive, San Diego, CA 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 826-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Item 1.01.	Entry into a Material Definitive Agreement.

On March 21, 2006, the Compensation Committee of the Board of Directors of Science Applications International Corporation (“SAIC”) finalized and approved certain performance goals and targets applicable to certain cash and stock bonus awards that its executive officers are eligible to earn for fiscal year 2007 pursuant to SAIC’s Bonus Compensation Plan, as restated July 9, 1999 (the “Bonus Plan”) and 1999 Stock Incentive Plan (the “Stock Plan”). Target bonuses for executive officers were set as a target amount, which range up to 125% of base salary, depending on the executive officer’s position with SAIC.

For the Chief Executive Officer, Chief Operating Officer, Chief Accounting Officer, Chief Financial Officer and other corporate staff, 80% of the total target award will be determined according to SAIC’s achievement of the following financial performance goals for fiscal year 2007, as measured against SAIC’s financial plan: 20% will depend upon SAIC’s revenue, 25% will depend upon SAIC’s operating income, 15% will depend upon SAIC’s operating income margin, 20% will depend upon SAIC’s operating cash flow and 20% will depend upon the level of SAIC’s contract awards. The remaining 20% of the total target award is based upon the achievement of certain individual performance objectives.

For Group Presidents, 30% of the total target award will be determined according to SAIC’s achievement of the financial performance goals set forth above. Another 50% of the total target award will be determined according to his or her respective group’s achievement of the following financial performance goals for fiscal year 2007, as measured against SAIC’s financial plan: 20% will depend upon the particular group’s revenue, 25% will depend upon the particular group’s operating income before taxes, 15% will depend upon the particular group’s operating income before taxes as a percentage of revenue, 20% will depend upon certain average days working capital calculations and 20% will depend upon the level of the group’s contract awards. The remaining 20% of the total target award is based upon the achievement of certain individual performance objectives.

Actual amounts payable under the Bonus Plan and the Stock Plan can range from 0 to 150% of the target amount, based upon the extent to which performance under each of the foregoing criteria meets, exceeds or is below target.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)	SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

Date: March 27, 2006	By	/s/ DOUGLAS E. SCOTT
Douglas E. Scott
	Its:	Senior Vice President, General Counsel and Secretary

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